UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800	81-3623646
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

(786)-620-2140
(Registrant's telephone number, including area code)

----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the  Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1-Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

Addendum #1 to License and Research Funding Agreement

Qrons Inc. (the "Company") and Ariel Scientific Innovations Ltd., formerly known as Ariel University R&D Co., Ltd. ("Ariel"), entered into Addendum #1, effective December 13, 2017 (the "Addendum") to the License and Research Funding Agreement entered into by them on December 14, 2016 (the "License Agreement") pursuant to which Ariel was permitted to exercise a portion of the warrant granted pursuant to Section 7.3 of the License Agreement. On December 13, 2017, the Company issued 119,950 shares of common stock to Ariel, representing 1% of the issued and outstanding shares of the Company on such date. The right to the balance of the shares subject to the warrant remains subject to the terms of the License Agreement and the occurrence of an Exit Event (as described in the License Agreement). In addition, the Addendum provides that Ariel may not request a demand registration until the balance of the shares subject to the warrant is exercised.

Services Agreement

On December 14, 2017, the Company entered into a 12-month services agreement with Ariel (the "Services Agreement") pursuant to which a team at Ariel University under the direction of Prof. Danny Baranes (the "Scientist") will conduct molecular biology research activities involving the testing of scaffold materials for the Company. If the Scientist ceases to provide services, the Company must be notified and a replacement acceptable to the Company must be found within 30 days or the Company may terminate the Services Agreement.

As compensation for the services provided, the Company will pay Ariel (i) $17,250 within five business days of the execution of the Services Agreement, and (ii) $17,250 by May 1, 2018.

The Services Agreement may be terminated by the non-breaching party upon a material breach that is not cured within 30 days by the other party. The Services Agreement may also be terminated by the Company upon thirty days' written notice to Ariel. Ariel must keep confidential information of the Company confidential for five years after the term of the Services Agreement.

The foregoing descriptions of the Addendum and Services Agreement are qualified in their entirety by reference to the full text of the Addendum and Services Agreement, copies of which are attached hereto as Exhibit 10.6 and 10.7, respectively, and each of which is incorporated herein in its entirety by reference.

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sale of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.  The issuance by the Company of the 119,950 shares to Ariel was made without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.Description

Exhibit 10.6	Addendum #1 to License and Research Funding Agreement, effective December 13, 2017, between the Company and Ariel

Exhibit 10.7	Services Agreement, dated December 14, 2017, between Ariel Scientific Innovations Ltd., Ariel, Israel and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRONS INC.

Date: December 15, 2017	By:	/s/ Jonah Meer
Jonah Meer
Chief Executive Officer

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